SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

 Information Statement Pursuant to Section 14(c) of the Securities Exchange Act
                                     of 1934

Check the appropriate box:

[ ] Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14c-5(d)(2))

[x] Definitive Information Statement

                            US GLOBAL NANOSPACE, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee  (Check the appropriate box)

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4) Proposed maximum aggregate value of transaction:

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5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

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2) Form, Schedule or Registration Statement No.:

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3) Filing Party:

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4) Date Filed:

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

                              INFORMATION STATEMENT
                                       OF
                            US GLOBAL NANOSPACE, INC.
                      2533 NORTH CARSON STREET, SUITE 5107
                            CARSON CITY, NEVADA 89706

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

           This Information Statement is first being furnished on or about July 20, 2004 to the holders of record as of the close of business on June 4, 2004 (referred to in this Information Statement as the "Record Date") of the common stock of US Global Nanospace, Inc. (referred to in this Information Statement as "we", "us", "our" or "US Global").

           Our Board of Directors has approved, and a total of one stockholder owning 46,686,658 shares of the 89,198,219 shares of common stock outstanding as of the Record Date has consented in writing to, the actions described below. Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Delaware General Corporation Law and our Bylaws to approve the actions. Accordingly, the actions will not be submitted to the other stockholders of US Global for a vote. This Information Statement is being furnished to stockholders to provide you with certain information concerning the actions in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C.

           The date of this Information Statement is July 13, 2004.

                                     GENERAL

           We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our common stock.

           We will only deliver one Information Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

                            US Global Nanospace, Inc.
                            Attn: Corporate Secretary
                      2533 North Carson Street, Suite 5107
                            Carson City, Nevada 89706
                           Telephone No.: 775-841-3246

           Stockholders may also address future requests for separate delivery of Information Statements and/or annual reports by contacting us at the address listed above.

                      INFORMATION ON CONSENTING STOCKHOLDER

           Pursuant to our Bylaws and the Delaware General Corporation Law, a vote by the holders of at least a majority of our outstanding capital stock is required to effect the actions described in this Information Statement. Each share of common stock is entitled to one vote. As of the Record Date, we had 89,198,219 voting shares of common stock issued and outstanding of which 44,599,110 shares are required to pass any stockholder resolutions. John Robinson, the consenting stockholder, who is also our Chief Executive Officer and a director, is the record and beneficial owner of 46,686,658 shares, representing 52.34% of the issued and outstanding shares of common stock. Pursuant to Section 228(a) of the Delaware General Corporation Law, the consenting stockholder voted in favor of the actions described in this Information Statement in written consents dated January 14, 2004 and June 2, 2004.

                 INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO
                            MATTERS TO BE ACTED UPON.

           Mr. Robinson is an officer and director of US Global and as such is entitled to receive awards from the US Global Nanospace, Inc. Amended and Restated 2002 Stock Plan (formerly the US Global Aerospace, Inc. Amended and Restated 2002 Stock Plan).

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

           The following table sets forth information as of the Record Date as to each person who is known to us to be the beneficial owner of more than 5% of our outstanding common stock and as to the security and percentage ownership of each executive officer and director of US Global and all of our officers and directors as a group. Except where specifically noted, each person listed in the table has sole voting and investment power with respect to the shares listed.

                          Name and Address                  Security Ownership      Percentage
 Title of                        Of                          Amount and Nature          Of
   Class                  Beneficial Owners               Of Beneficial Ownership     Class
----------    ------------------------------------        -----------------------   ----------
  Common      John Robinson
              2533 North Carson Street, #5107                   46,686,658            52.34%
              Carson City, NV 89706
  Common      Julie Seaman
              2533 North Carson Street #5107                     1,373,579             1.54%
              Carson City, NV 89706
  Common      Carolyn Robinson                                   5,140,000             5.762%
              455 Camp Bowie Boulevard, Suite 114
              Ft. Worth, TX 76107 Officers and Directors
              as a group (2 persons)                            48,060,237            53.88%

(1) There are no shares that would be required to be reported pursuant to Rule 13d-3 of the Securities Exchange Act of 1934.

                        NOTICE TO STOCKHOLDERS OF ACTIONS
                       APPROVED BY CONSENTING STOCKHOLDER

                                    ACTION 1
       AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                     TO INCREASE THE AUTHORIZED COMMON STOCK

           On January 14, 2004 the Board of Directors and the consenting stockholder unanimously adopted and approved an amendment to our Amended and Restated Certificate of Incorporation to increase the authorized common stock from 100,000,000 shares to 300,000,000 shares and to increase the authorized preferred stock from 1,000,000 shares to 10,000,000 shares, which is referred to as the "Authorized Shares Amendment." The text of the resolutions that were approved are attached to this Information Statement as Attachment 1. The text of the Authorized Shares Amendment is included in this Information Statement as Attachment 2. Currently, we have 100,000,000 shares of common stock authorized, of which 89,198,219 shares are issued and outstanding as of the record date. No shares of our authorized preferred stock are issued and outstanding as of the record date.

           The Authorized Shares Amendment will be implemented by filing the Second Amendment to Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware. Once we file the Authorized Shares Amendment, we will have 210,801,781 shares of authorized but unissued common stock available for issuance and 10,000,000 shares of authorized but unissued preferred stock.

REASON FOR AMENDMENT

           The unissued shares of common and preferred stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financing or acquisition transactions, the issuance of shares in connection with stock splits or stock dividends and the issuance or reservation of common stock for equity awards to employees, officers, and directors.

           The Authorized Shares Amendment was not adopted as a result of management's knowledge of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, solicitation in opposition to management or otherwise. As of the date of this Information Statement, our charter and bylaws contain no provisions having an anti-takeover effect, the adoption of the Authorized Shares Amendment is not part of a plan by management to adopt a series of such amendments, and management does not intend to propose other anti-takeover measures.

EFFECT OF THE PROPOSAL/ADVANTAGES AND DISADVANTAGES

           The Authorized Shares Amendment will permit our Board of Directors to authorize the issuance of shares without the necessity and related costs and delays of either calling a special stockholders' meeting or waiting for the regularly scheduled annual meeting of stockholders in order to increase the authorized capital.

           Generally, the availability of additional authorized and unissued shares of common and preferred stock could make attempts to gain control of US Global or the Board more difficult, costly or time consuming and the availability of additional authorized and unissued shares might make it more difficult to remove management. For example, although the Board currently has no intention of doing so, shares of common stock or preferred stock could be issued by the Board to dilute the percentage of common stock owned by a significant stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board or to meet the voting requirements imposed by Delaware law with respect to a merger or other business combination involving US Global.

LIMITATIONS ON THE ADOPTION OF THE AUTHORIZED SHARES AMENDMENT

         Our stock is quoted on the over-the-counter bulletin board. The over-the-counter bulletin board does not reserve the right to refuse to list or to de-list any stock which has unusual voting provisions that nullify or restrict voting. Therefore, although we currently have no plans to do so, our Board of Directors could authorize one or more series of common stock or of preferred stock with unusual, or even without, voting privileges.

SECTION 242 OF THE DELAWARE GENERAL CORPORATION LAW

           Section 242 of the Delaware General Corporation Law permits the amendment of a corporation's certificate of incorporation to allow for an increase or decrease of the aggregate number of authorized shares of a class so long as the holders of at least a majority of the issued and outstanding shares of the effected class approve the action.

EFFECTIVE DATE

           The Authorized Shares Amendment will become effective upon the filing of the Authorized Shares Amendment with the Delaware Secretary of State. Under federal securities laws, we cannot file the Authorized Shares Amendment until at least 20 days after mailing this Information Statement

                                    ACTION 2
                                AMENDMENTS TO THE
         US GLOBAL AEROSPACE, INC. AMENDED AND RESTATED 2002 STOCK PLAN

           On June 2, 2004 the Board of Directors and the consenting stockholder unanimously adopted and approved an amendment to the US Global Aerospace, Inc. Amended and Restated 2002 Stock Plan (the "Plan") to increase the shares of common stock included in the Plan from 15,000,000 shares to 30,000,000 shares. Currently we have 15,000,000 shares of common stock reserved for the Plan, of which 14,987,091 shares have been issued as of the Record Date. The resolutions that were adopted also changed the references in the Plan document from "US Global Aerospace, Inc." to "US Global Nansopace, Inc." Finally, the resolutions that were adopted amended Section 7.2 of the Plan so that the calculation of the purchase price of Stock Awards may be the same for all recipients of such awards. According to the paragraph as amended, the purchase price of shares sold pursuant to a Stock Award may not be less than 85% of the fair market value of the shares on the grant date. Prior to this amendment, holders of 10% or more of our common stock were required to pay 100% of the fair market value of the shares on the grant date. The text of the resolutions that were approved are attached to this Information Statement as Attachment 3.

DESCRIPTION OF THE PLAN

           On April 10, 2003 the Board of Directors adopted, and the majority stockholder approved, the Plan. The Plan authorizes awards of options (both incentive stock options and non-qualified stock options), awards of stock ("Stock Award") and the granting of bonus stock ("Stock Bonus"). Persons eligible to receive awards under the Plan include our employees, officers and directors and our consultants, independent contractors and advisors. As of the Record Date, we have 10 employees, two officers and two directors who would be eligible to receive awards under the Plan. The number of persons covered by the Plan may increase if we add additional employees (including officers) and directors.

           Our Board of Directors administers the Plan. The Board has the authority to determine, at its discretion, the number and type of awards that will be granted, the recipients of the awards, any exercise or purchase price required to be paid, when options may be exercised and the term of option grants. Awards under the Plan are not defined as to any group. The term of the Plan is 10 years from the date the Plan was adopted by the Board of Directors. A total of 15,000,000 shares of common stock were reserved for awards under the Plan. As of the Record Date, the approximate total fair market value of the common stock remaining to be awarded from the Plan, totaling 12,909 shares, was approximately $5,938.

           Options may be designated as "incentive" options or "non-qualified" options. Incentive options must have an exercise price equivalent to the fair market value of the common stock on the date of grant, except in the case of individuals owning 10% or more of the common stock, in which case the exercise price must be 110% of the fair market value of the common stock on the date of grant. The exercise price for non-qualified stock options may not be less than 85% of the fair market value of the common stock on the date of grant. Neither incentive options nor non-qualified options may have a term exceeding 10 years. In the case of an incentive option that is granted to an individual owning 10% or more of the common stock, the term may not exceed 5 years.

           A Stock Award is an offer by US Global to sell to an eligible person shares of common stock that may or may not be subject to restrictions. Stock Awards may not be granted at less than 85% of the fair market value of the common stock on the date of the award. Stock Awards may be subject to vesting conditions, as determined by the Board of Directors.

           A Stock Bonus is an award of shares for extraordinary services rendered to us. A Stock Bonus may be, but is not required to be, conditioned upon the satisfaction of performance goals.

           A recipient will recognize no income upon grant of an incentive option and incur no tax on its exercise (unless the recipient is subject to the alternative minimum tax). If the recipient holds the stock acquired upon exercise of an incentive option (the "ISO Shares") for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the recipient generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

           If the recipient disposes of ISO Shares prior to the expiration of either required holding period described above, the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be long-term capital gain, depending upon the amount of time the ISO Shares were held by the recipient.

           A recipient will not recognize any taxable income at the time a non-qualified option is granted. However, upon exercise of a non-qualified option, the recipient will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the recipient's exercise price. The included amount will be treated as ordinary income by the recipient and may be subject to withholding. Upon resale of the shares by the recipient, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

           There is no tax consequence to US Global as a result of either the grant or the vesting of non-qualified stock options or incentive stock options. However, if an employee fails to meet the rules governing incentive stock options (for example, by selling the stock sooner than the rules allow), US Global would be allowed a tax deduction to the extent that the employee had ordinary taxable income from the disqualified incentive stock option. US Global is required to withhold FICA, Medicare and federal income taxes from both employees and former employees upon disqualified dispositions of incentive stock options. US Global is also subject to FICA, Medicare and FUTA on the amounts that are deemed to be wages.

BENEFITS ALLOCATED TO EXECUTIVE OFFICERS, DIRECTORS AND EMPLOYEES

           As of the Record Date, the following awards have been made to persons who comprise the executive group (our Chief Executive Officer and Chief Financial Officer), the non-executive director group and the non-executive officer employee group.

--------------------------------------------------------------------------------
          NAME AND POSITION              DOLLAR VALUE ($)       NUMBER OF SHARES
--------------------------------------------------------------------------------
John Robinson, CEO and Director               $930,015              2,587,151
--------------------------------------------------------------------------------
Julie Seaman, CFO and Director                $261,739                772,188
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Executive Group                             $1,191,754              3,359,339
--------------------------------------------------------------------------------
Non-Executive Director Group                        $0                      0
--------------------------------------------------------------------------------
Non-Executive Officer Employee Group        $1,790,429             11,627,752
--------------------------------------------------------------------------------

           Other awards may be made to the Chief Executive Officer, Chief Financial Officer, directors, and other members of the executive group in the future. Other than the awards set forth in the table above, no awards have been specifically designated to members of the executive group as of the date of this Information Statement.

           Set forth in the table below is information regarding awards made pursuant to the Plan through March 31, 2004, the most recently completed fiscal year.

-----------------------------------------------------------------------------------------------------------------
                                                                                              Number of
                                                                                        securities remaining
                                        Number of              Weighted average     available for future issuance
                              securities to be issued upon    exercise price of      under equity compensation
                                 exercise of outstanding     outstanding options,    plans (excluding securities
       Plan Category          options, warrants and rights   warrants and rights       reflected in column 2)
-----------------------------------------------------------------------------------------------------------------
Equity Compensation
Plan Approved by Security
Holders                                    0(1)                      N/A                      624,062(1)
-----------------------------------------------------------------------------------------------------------------
Equity Compensation
Plan Not Approved by Security
Holders                                    N/A                       N/A                         N/A
-----------------------------------------------------------------------------------------------------------------

(1) As of March 31, 2004 no options, warrants or rights were granted under the US Global Aerospace, Inc. Amended and Restated 2002 Stock Plan, however we have awarded 14,375,938 shares of common stock to officers, employees and consultants in exchange for services rendered to us. Therefore, as of March 31, 2004 there was available for future issuance under the US Global Aerospace, Inc. Amended and Restated 2002 Stock Plan 624,062 shares of common stock.

EXECUTIVE COMPENSATION

           The following tables and discussion set forth information with respect to all incentive stock option plan and non-plan compensation awarded to, earned by or paid to our Chief Executive Officer and our Chief Financial Officer for all services rendered in all capacities to us for each of our last three completed fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG TERM COMPENSATION
                                                                           -------------------------------------------------
                                   ANNUAL COMPENSATION                        AWARDS                              PAYOUTS
                               ---------------------------------------------------------------------------------------------
                                                               Other
                                                               Annual       Restricted    Securities     LTIP     All Other
Name and Principal                Salary         Bonus      Compensation   Stock Awards   Underlying    Payout  Compensation
Position              Year         ($)            ($)            ($)           ($)       Options/SARs    ($)        ($)
-----------------     ----     -----------    -----------   ------------   ------------  ------------   ------  ------------
John Robinson         2004     $472,561(1)    $400,000(1)         0             0             0           0          0
CEO                   2003     $125,000(2)         0              0             0             0           0          0
                      2002          0              0              0             0             0           0          0

Susan Schreter        2002          0              0              0             0             0           0          0
President

Julie Seaman          2004     $135,715(3)    $125,000(3)
CFO                   2003
                      2002          0              0              0             0             0           0          0

(1) Mr. Robinson received no cash compensation during the fiscal year ended March 31, 2004. Instead, he received a total of 2,523,313 shares of our common stock as compensation (i) for ordinary services rendered to us during that period, (ii) as a bonus for extraordinary services rendered to us during that period, and (iii) in payment of compensation totaling $125,000 accrued but unpaid during the fiscal year ended March 31, 2003. The stock had a value of $872,561.
(2) Mr. Robinson's salary was accrued but unpaid as of March 31, 2003.
(3) Ms. Seaman received no cash compensation during the fiscal year ended March 31, 2004. Instead, she received a total of 770,338 shares of our common stock as compensation for ordinary services rendered to us during the fiscal year ended March 31, 2004 and for extraordinary services rendered during the same period. The stock had a total value of $260,715.

STOCK OPTIONS

           There were no stock options granted to executive officers during the fiscal year ended March 31, 2004 and there was no exercise of incentive stock options during the last completed fiscal year by the executive officers.

DIRECTOR COMPENSATION

           There is no standard or individual compensation package for any of the directors.

EMPLOYMENT CONTRACTS

           We have no employment contracts with our Chief Executive Officer, Mr. John Robinson, or with our Chief Financial Officer, Ms. Julie Seaman.

                                  ATTACHMENT 1

                    RESOLUTIONS APPROVED ON JANUARY 14, 2004
                                     BY THE
                BOARD OF DIRECTORS AND THE CONSENTING STOCKHOLDER


                                   APPROVAL OF
         AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

           RESOLVED, that Article Fourth of the Certificate of Incorporation of this Corporation be amended as follows:

                     FOURTH: The Corporation is authorized to issue two classes of stock to be designated, respectively, preferred stock ("Preferred Stock") and common stock ("Common Stock"). The total number of shares of stock that the Corporation is authorized to issue is 310,000,000. The total number of shares of Common Stock the Corporation shall have the authority to issue is 300,000,000. The total number of shares of Preferred Stock the Corporation shall have the authority to issue is 10,000,000. The Common Stock shall have a par value of $0.01 per share and the Preferred Stock shall have a par value of $0.01 per share.

                     The Board of Directors of the Corporation is expressly authorized, subject to limitations prescribed by law and the provisions of this Article Fourth, to provide for the issuance of the shares of Preferred Stock from time to time in one or more series, and by filing a certificate pursuant to the General Corporation Law of the State of Delaware, to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares as may be permitted by the General Corporation Law of the State of Delaware.

           and be it further

           RESOLVED, that the officers of this Corporation are hereby authorized to execute and deliver on behalf of this Corporation such instruments as may be deemed necessary or proper and in general to do whatever is necessary to carry out the purpose and intent of the foregoing resolutions.

                                  ATTACHMENT 2

                           AUTHORIZED SHARES AMENDMENT
                                STATE OF DELAWARE
                    SECOND AMENDMENT TO AMENDED AND RESTATED
                         CERTIFICATE OF INCORPORATION OF
                            US GLOBAL NANOSPACE, INC.

?FIRST: The Board of Directors of US Global Nanospace, Inc., a Delaware corporation, acting by written consent in accordance with Section 141(f) of the Delaware General Corporation Law, duly adopted resolutions setting forth the proposed second amendment to the Amended and Restated Certificate of Incorporation (the "Certificate") of said Corporation, declaring said amendment to be in the best interests of the Corporation and its stockholders. The resolutions setting forth the proposed amendment are substantially as follows:

           NOW, THEREFORE, BE IT RESOLVED, that Article Fourth of the Amended and Restated Certificate of Incorporation of the Corporation be amended and restated in its entirety to read as follows:

                     FOURTH: The Corporation is authorized to issue two classes of stock to be designated, respectively, preferred stock ("Preferred Stock") and common stock ("Common Stock"). The total number of shares of stock that the Corporation is authorized to issue is 310,000,000. The total number of shares of Common Stock the Corporation shall have the authority to issue is 300,000,000. The total number of shares of Preferred Stock the Corporation shall have the authority to issue is 10,000,000. The Common Stock shall have a par value of $0.01 per share and the Preferred Stock shall have a par value of $0.01 per share.

                               The Board of Directors of the Corporation is
                     expressly authorized, subject to limitations prescribed by law and the provisions of this Article Fourth, to provide for the issuance of the shares of Preferred Stock from time to time in one or more series, and by filing a certificate pursuant to the General Corporation Law of the State of Delaware, to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares as may be permitted by the General Corporation Law of the State of Delaware.

SECOND: That concurrently therewith, acting by written consent, the holder of at least a majority of the issued and outstanding shares of the Corporation's capital stock consented to the foregoing amendment in accordance with Section 228(a) of the Delaware General Corporation Law.

THIRD: That said amendment was duly adopted in accordance with the provisions of
Section 242 of the Delaware General Corporation Law.

FOURTH: That the capital of said Corporation shall not be reduced under or by reason of said amendment.

           IN WITNESS WHEREOF, the undersigned Corporation has caused this Second Amendment to Amended and Restated Certificate of Incorporation to be signed by a duly authorized officer as of July _____, 2004.



                                      By:
                                          --------------------------------------
                                          John Robinson, Chief Executive Officer

                                  ATTACHMENT 3

                      RESOLUTIONS APPROVED ON JUNE 2, 2004
                                     BY THE
                BOARD OF DIRECTORS AND THE CONSENTING STOCKHOLDER

                            AMENDMENT TO SECTION 2 OF
                            US GLOBAL AEROSPACE, INC.
                                 2002 STOCK PLAN

           WHEREAS, it has been determined by the Board of Directors and the majority shareholder that it is in the best interests of this Corporation and its shareholders to amend the US Global Aerospace, Inc. Amended and Restated 2002 Stock Plan (the "Plan") to change the references to this Corporation to "US Global Nanospace, Inc."; now, therefore, be it

           RESOLVED, that the name of the Plan shall be "US Global Nanospace, Inc. Amended and Restated 2002 Stock Plan" and be it further

           RESOLVED, that the definition of the word "Company" appearing in
           Section 2 of the Plan shall be amended to state, "COMPANY" means US Global Nanospace, Inc. (formerly, US Global Aerospace, Inc.) or any successor corporation." and be it further

           RESOLVED, that the definition of the word "Plan" appearing in Section 2 of the Plan shall be amended to state, "PLAN" means this US Global Nanospace, Inc. Amended and Restated 2002 Stock Plan, as amended from time to time."

                                   APPROVAL OF
                       INCREASE OF SHARES RESERVED FOR THE
                            US GLOBAL NANOSPACE, INC.
                      AMENDED AND RESTATED 2002 STOCK PLAN

           WHEREAS, it has been determined by the Board of Directors and the majority shareholder that it is in the best interests of this Corporation and its shareholders to increase the authorized number of shares of this Corporation's Common Stock that are included in the Plan from 15,000,000 shares to 30,000,000 shares; now, therefore, be it

           RESOLVED, that Section 3.1 of the Plan be deleted in its entirety and that the following appear in its place:

                 3.1 Number of Shares Available. Subject to Sections 3.2 and 19, the total aggregate number of Shares reserved and available for grant and issuance pursuant to this Plan, after giving effect to the Company's 3:1 stock split effected as of March 5, 2003, shall be 30,000,000 Shares (minus the number of Shares previously issued hereunder since the date this Plan was first adopted and any dividend shares issued in relation thereto as a result of such 3:1 stock split) and will include Shares that are subject to: (a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award granted hereunder but forfeited or repurchased by the Company at the original issue price; and (c) an Award that otherwise terminates without Shares being issued. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

           and be it further

           RESOLVED, that there shall be set aside and reserved a total of 30,000,000 shares of the Corporation's common stock for grant and issuance under the Plan, as amended; and be it further

           RESOLVED, that the officers of this Corporation are hereby authorized to execute and deliver on behalf of this Corporation such instruments as may be deemed necessary or proper and in general to do whatever is necessary to carry out the purpose and intent of the foregoing resolutions.

                                   APPROVAL OF
                           AMENDMENT TO SECTION 7.2 OF
                            US GLOBAL NANOSPACE, INC.
                      AMENDED AND RESTATED 2002 STOCK PLAN

           WHEREAS, it has been determined by the Board of Directors and the majority shareholder that it is in the best interests of this Corporation and its shareholders to amend Section 7.2 of the Plan; now, therefore, be it

           RESOLVED, that Section 7.2 of the Plan be deleted in its entirety and that the following appear in its place:

           7.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Stock Award will be determined by the Committee on the date the Stock Award is granted and may not be less than 85% of the Fair Market Value of the Shares on the grant date. Payment of the Purchase Price must be made in accordance with Section 9 of this Plan.

           and be it further

           RESOLVED, that the officers of this Corporation are hereby authorized to execute and deliver on behalf of this Corporation such instruments as may be deemed necessary or proper and in general to do whatever is necessary to carry out the purpose and intent of the foregoing resolutions.


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